                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:


[ ]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement



                       The Enterprise Group of Funds, Inc.
-------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

-Enterprise Group of Funds LOGO-
--------------------------------------------------------------------------------

August 31, 2001

Dear Shareholder:

     We are pleased to enclose an information statement about a matter affecting two of The Enterprise Group of Funds, Inc. ("EGF"): the Equity Fund and the Government Securities Fund (collectively, the "Funds"). The matter concerns a change in ownership of TCW Investment Management Company ("TCW"), the investment subadviser (the "Fund Manager") to the Funds.

     On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe Generale, S.A. ("Societe Generale"), Societe Generale Asset Management, S.A. ("SGAM"), a wholly-owned subsidiary of Societe Generale, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization pursuant to which SGAM initially acquired a 51% interest in The TCW Group, which will increase to a 70% interest over the next five years (the "Transaction"). The Transaction closed on July 6, 2001 and resulted in a change in control of TCW.

     As a result of the change in ownership, the Fund Manager's Agreements with respect to the Equity Fund and the Government Securities Fund terminated automatically as a matter of law. The Board of Directors of EGF, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved a new Fund Manager's Agreement with TCW with respect to the Equity Fund, effective as of July 6, 2001, and a new Fund Manager's Agreement with TCW with respect to the Government Securities Fund, effective as of July 6, 2001.

     The management fees paid by the Funds to TCW will not change as a result of the new Fund Manager's Agreements. The terms of the new Fund Manager's Agreements with the Fund Manager are substantially the same as the terms of the prior agreements in all material respects. The management fees paid to and the services provided by the Fund Manager will not change.

     These materials are provided to you for your information. YOU ARE NOT BEING ASKED TO VOTE OR OTHERWISE RESPOND TO THIS MAILING.

     We encourage you to read the attached information statement, which more fully describes the Transaction and the Board of Directors' approval of the new Fund Manager's Agreements. We look forward to working with TCW to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                                  EQUITY FUND
                           GOVERNMENT SECURITIES FUND

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------





                                AUGUST 31, 2001


     This information statement is being provided to the shareholders of the Equity Fund and the Government Securities Fund (each a "Fund", and collectively, the "Funds"), each a separate series of The Enterprise Group of Funds, Inc. ("EGF"), to inform shareholders of the Funds about the implementation of new subadvisory agreements with their existing subadviser, TCW Investment Management Company ("TCW"). This information statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that EGF and its investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), received from the Securities and Exchange Commission (the "SEC"). The order permits Enterprise Capital to appoint new subadvisers (each a "Fund Manager") and to make changes to existing subadvisory agreements with the approval of EGF's Board of Directors (the "Board" or the "Directors"), but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about September 1, 2001. The cost of this information statement will be paid by TCW or its affiliates.

     As of August 1, 2001, there were 24,513,106 shares outstanding of the Equity Fund. As of August 1, 2001, there were 13,381,955 shares outstanding of the Government Securities Fund.

SHAREHOLDER REPORTS

     Shareholders can find out more about the Funds in EGF's most recent annual and semi-annual reports, which have been furnished to shareholders. Shareholders may request another copy of these reports without charge by writing to EGF at the above address, or by calling 800-432-4320.

INTRODUCTION

     The Funds are investment portfolios of EGF, a Maryland corporation. Enterprise Capital, located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as investment adviser to the Funds. EGF is a party to an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Advisory Agreement"). Enterprise Capital is a wholly-owned subsidiary of MONY Life Insurance Company, which in turn is wholly-owned by The MONY Group Inc. Enterprise Fund Distributors, Inc. is EGF's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta, Georgia 30326-1022. Enterprise Capital also provides investment advisory services to Enterprise Accumulation Trust ("EAT"). The Equity Portfolio of EAT has an identical investment objective to the Equity Fund of EGF.

     TCW, located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, has served as Fund Manager to each Fund since November 1, 1999, as to the Equity Fund, and since March 14, 1992, as to the Government Securities Fund, pursuant to investment subadvisory agreements with each Fund. (collectively, the "Fund Manager's Agreements," individually, the Equity Fund Manager's Agreement and the Government Securities Fund Manager's Agreement). TCW is a wholly-owned subsidiary of TCW Group, Inc. ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW, provide a variety of trust, investment management and investment advisory services. TCW presently serves as investment adviser to 50 investment companies (including separate series thereof) that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and to a number of other advisory clients. As of March 31, 2001, TCW and its affiliated companies had approximately $75 billion under management or committed for management in various fiduciary and advisory capacities. TCW is not affiliated with Enterprise Capital or EGF other than by reason of serving as a Fund Manager to the Funds.

     TCW recently underwent a "change of control" as a result of the consummation of the transaction described below, resulting in the assignment (as that term is defined in the 1940 Act) and, therefore, automatic termination of the Fund Manager's Agreements. In light of this, the Board, at the request of Enterprise Capital, considered and approved new investment subadvisory agreements on May 9, 2001, among Enterprise Capital, TCW and EGF with terms that are substantially identical to the Fund Manager's Agreements (the "New Fund Manager's Agreements"). The New Fund Manager's Agreements took effect on July 6, 2001.

     As a matter of regulatory compliance, we need to send you this information statement, which describes the recent TCW transaction and the terms of the New Fund Manager's Agreements that EGF's Directors have approved.

INFORMATION ABOUT THE TRANSACTION

DESCRIPTION OF THE TRANSACTION

     On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe Generale, S.A. ("Societe Generale"), Societe Generale Asset Management, S.A. ("SGAM"), a wholly-owned subsidiary of Societe Generale, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM initially will acquire a 51% interest in The TCW Group, increasing to a 70% interest over the next five years (the "Transaction"). As a result of the completion of the first stage of the Transaction on July 6, 2001, Societe Generale now controls The TCW Group and TCW.

     The Acquisition Agreement provides for the acquisition by SGAM of a separate class of common stock of The TCW Group having additional voting rights, with payment for such common stock to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM acquired a 51% ownership stake (representing approximately 80% of the total voting rights) in The TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and the definitive accounting results of The TCW Group for the years 2001 and 2002.

     In a second stage, between 2003 and 2006, SGAM has the right to acquire, and The TCW Group shareholders have the right to put to SGAM, shares representing an additional 19% ownership stake in The

TCW Group in four equal annual installments, again paid for with Societe Generale shares. Acquisition of the additional shares will result in an increase in SGAM's total voting rights in The TCW Group. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and based on the definitive accounting results of The TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for The TCW Group to grow and increase its earnings. The TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

     The remaining 30% interest in The TCW Group will be retained by current shareholders and will be available for re-circulation to employees for incentive purposes as Societe Generale repurchases them over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

     The Transaction has been designed to allow The TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale Group of Companies. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed up to $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by The TCW Group and approved by the new products committee. In addition, the Acquisition Agreement provides for mechanisms to retain key employees of The TCW Group and TCW. The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Otherwise, the TCW management structure will remain unchanged.

POST-TRANSACTION STRUCTURE AND OPERATIONS

     Societe Generale now controls The TCW Group and its subsidiaries, including TCW. Operationally, TCW is expected to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW will coordinate its activities with SGAM. To permit the provision of advisory services to non-U.S. clients of SGAM and other advisory clients of the Societe Generale Group, TCW personnel, including personnel with portfolio management responsibility for the Funds, may become affiliated with SGAM or other Societe Generale-controlled firms. TCW also may call upon the research capabilities and resources of SGAM and its advisory affiliates in connection with providing investment advice to its clients. The TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

DESCRIPTION OF SOCIETE GENERALE AND ITS AFFILIATES

     The following is a description of Societe Generale, S.A., which is based on information provided to EGF by TCW. Societe Generale is not affiliated with Enterprise Capital or EGF other than by reason of TCW serving as Fund Manager of the Funds.

     Societe Generale, a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Group's strategy is to develop businesses with superior revenue flows within retail banking, asset management and private banking in order to guarantee steady earnings growth, to continue to enhance the profitability of its corporate and investment banking activities, to seize any opportunities offered by the internet to increase market share more quickly and cut costs, and to pursue a strategy of partnerships with European banks that share Societe Generale's vision of the banking industry.

     As of July 6, 2001, TCW and SGAM had over $240 billion under management. Societe Generale's address is 29, boulevard Haussman, 75009, Paris, France.

     The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

     Societe Generale and companies in the Societe Generale Group, including certain broker-dealers such as SG Cowen Securities Corporation, Fimat USA, Inc., SG Securities Asia International Holdings Ltd., SG Securities Johannesburg, Societe Generale Investments (UK) Ltd., SG Securities Madrid, and Fimatex (collectively, the "Affiliated Brokers"), now may be considered to be affiliated persons of TCW. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to limitations. TCW does not believe that the applicable limitations on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE FUNDS

     The Societe Generale Group has a long track record of acquiring successful businesses, then allowing those businesses to flourish by leaving the management and decision-making authority intact at the firms. To that end, The TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW believes that Societe Generale is committed to the people and processes that have led to TCW's success over the years. Accordingly, TCW believes that the Transaction should have no immediate impact, other than as already noted above, on the management of the Funds or TCW's capacity to provide the type, quality, or quantity of services that it currently provides, and the Funds should continue to receive the same high quality of service. As discussed below, however, TCW believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

     Specifically, TCW does not anticipate that the Transaction will result in personnel changes affecting the management or the administration of, or TCW's relationship with, the Funds, including those responsible for TCW's regulatory compliance program. Further, although the Fund Manager's Agreements with the Funds terminated as a result of the Transaction, the New Fund Manager's Agreements that were approved by the Board are substantively identical. In particular, the investment management fees payable to TCW, the services to be provided by TCW, and TCW's obligations and duties under those agreements will remain unchanged.

THE AGREEMENTS

THE FUND MANAGER'S AGREEMENTS

     TCW has served as Fund Manager of the Government Securities Fund since approval of the Government Securities Fund Manager's Agreement by shareholders on April 24, 1992. TCW has served as Fund Manager of the Equity Fund since November 1, 1999, pursuant to the Equity Fund Manager's Agreement dated October 26, 1999.

     Under the terms of the Fund Manager's Agreements, TCW is responsible for making investment decisions and placing orders, with respect to the portion of the Funds portfolio advised by TCW, for the purchase and sale of the Funds' investments directly with the issuers or with brokers or dealers selected by it at its discretion. TCW also furnishes the Board, which has overall responsibility for the business and affairs of the Funds, periodic reports on the investment performance of the Funds.

     TCW is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of TCW to the Funds are not exclusive under the terms of the Fund Manager's Agreements. TCW is free to, and does, render investment advisory services to others.

     Consistent with the requirements of the 1940 Act, the Fund Manager's Agreements provides that TCW generally is not liable to the Funds for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by TCW under the Portfolio Manager's Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TCW's duties or by reason of its reckless disregard of its obligations and duties under the Fund Manager's Agreements.

     Each Fund Manager's Agreement may be terminated by EGF without penalty upon 30 days' written notice to Enterprise Capital and TCW at any time, by vote of the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class. Enterprise Capital may terminate the Fund Manager's Agreements without penalty by 30 days written notice to TCW and TCW may terminate the Fund Manager's Agreements without penalty by 30 days written notice to Enterprise Capital. As noted above, the Fund Manager's Agreements terminates automatically in the event of its "assignment" (as defined in the 1940 Act), unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the provision of Section 15(a) of the 1940 Act, in which event the Fund Manager's Agreements will remain in full force and effect.

     As compensation for the services rendered, TCW receives a monthly fee from Enterprise Capital computed at the annual rate based on average of the daily closing net asset value of the Funds advised by TCW during such month, as set forth in the table below. The table also sets forth the aggregate sub-advisory fees paid to TCW during the Funds' fiscal year ended December 31, 2000.

            FUNDS                          FEE RATE               AGGREGATE SUBADVISORY FEES
 Equity Fund                     Annual rate of 0.40% of the               $273,783
                                 average daily net assets of
                                 the Fund advised by TCW for
                                 the first $100,000,000;
                                 annual rate of 0.30% of the
                                 average daily net assets of
                                 the Fund advised by TCW for
                                 over $100,000,000
 Government Securities Fund      Annual rate of 0.30% of the               $315,934
                                 average daily net assets of
                                 the Fund advised by TCW for
                                 the first $50,000,000;
                                 annual rate of 0.25% of the
                                 average daily net assets of
                                 the Fund advised by TCW for
                                 over $50,000,000

     The current directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr., President of TCW. Mr. Larkin, 61, is Vice Chairman of The TCW Group and TCW, and a Vice Chairman of Trust Company of the West. Mr. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of approximately 25% of the outstanding voting stock of The TCW Group. Mr. Stern, 57, is Chairman of TCW, President and Director of The TCW Group, and a Vice-Chairman of Trust Company of the West. Mr. Albe, 47, is Executive Vice President and Director of Trust Company of the West, President and Director of TCW, and Executive Vice President of The TCW Group. The business address of Messrs. Albe, Day, Larkin and Stern, and of The TCW Group is 865 South Figueroa Street, Los Angeles, California 90017.

     Information about TCW, its shareholders, directors, principal executive officers, TCW's other investment company clients, and TCW's brokerage policies is presented in Appendix A.

THE NEW FUND MANAGER'S AGREEMENTS

     The New Fund Manager's Agreements are substantially identical to the corresponding Fund Manager's Agreements, and the fees payable to TCW will not change. Forms of the New Fund Manager's Agreement for the Equity Fund and for the Government Securities Fund are attached to this information statement as Appendices B and C, respectively. As noted previously, TCW does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Funds or have an adverse effect on TCW's ability to fulfill its obligations to the Funds or EGF. There has been no change in the investment philosophies and practices followed by the Funds. There is no change in subadvisory fees for the Funds. TCW has advised the Funds and EGF that it currently anticipates that the same persons responsible for management of the Funds under the Fund Manager's Agreements will continue to be responsible for management of the Funds under the New Fund Manager's Agreements.

     On May 9, 2001, the New Fund Manager's Agreements were approved unanimously by the Board, including all of the Directors who are not parties to the New Fund Manager's Agreements or "interested persons" (as defined in the 1940 Act) of any such party (other than as Directors of EGF).

     The New Fund Manager's Agreements will remain in effect for one year from the date it took effect and, unless earlier terminated, will continue from year to year with respect to the Funds thereafter, provided that such continuance is approved annually, with respect to the Funds (i) by the Board or by the vote of a majority of the outstanding voting securities of the Funds, and, in either case, (ii) by a majority of the Directors who are not parties to the New Fund Manager's Agreements or "interested persons" (as defined in the 1940 Act) of any such party (other than as Directors of EGF).

EVALUATION BY THE BOARD OF DIRECTORS

     The Board has determined that, in approving the New Fund Manager's Agreements on behalf of the Funds, the Funds can best assure that services provided to the Funds by TCW, its officers and employees, will continue without interruption after the Transaction. The Board believed that, like the Fund Manager's Agreements, the New Fund Manager's Agreements enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their Shareholders.

     In determining whether it was appropriate to approve the New Fund Manager's Agreements, the Board, including the Directors who are not parties to the New Fund Manager's Agreements or "interested persons" (as defined in the 1940 Act) of such parties, considered various materials and representations provided by TCW, including information concerning the continued employment of senior management and investment professionals by TCW after the Transaction.

     Information considered by the Directors included, among other things, the following: (1) TCW's representation that the same persons responsible for management of the Funds currently are expected to continue to manage the Funds under the New Fund Manager's Agreements, thus helping to ensure continuity of management; (2) the compensation to be received by TCW under the New Fund Manager's Agreements is the same as the compensation paid under the corresponding Fund Manager's Agreements, which the Board previously has determined to be fair and reasonable; (3) TCW's representation that it will not seek to increase the rate of subadvisory fees paid by the Funds for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Fund Manager's Agreements with the terms of the corresponding Fund Manager's Agreements; (5) representations made by TCW concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Funds and on the Funds' ability to engage in portfolio transactions; (6) representations made by TCW that synergies among Societe Generale's and TCW's operations could produce benefits to the Funds' shareholders through expansion of TCW's investment expertise and investment research capabilities and the enhanced resources expected to be available to TCW; (7) the nature and quality of the services rendered by TCW under the Fund Manager's Agreements; (8) the results achieved by TCW for the Funds; and (9) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of TCW.

     After consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Fund Manager's Agreements.

SHAREHOLDER INFORMATION

     To the knowledge of EGF, as of September 1, 2001, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), had the power to direct the vote of more than 5% of the outstanding shares of the Funds. As of the same date, the Directors and officers of EGF, individually and as a group, owned beneficially or of record, less than one percent of the Funds' outstanding shares.

                                          By Order of the Board of Directors,

                                          /s/CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                      APPENDIX A

                             INFORMATION ABOUT TCW

     The address of TCW is at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW is registered as an investment adviser under the Investment Advisers Act of 1940.

     TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

 NAME
 LENGTH OF SERVICE                  POSITION AND PRINCIPAL OCCUPATION
 Alvin R. Albe, Jr.    TCW Investment Management Company - Director, President &
 1991 -- Present       Chief Executive Officer; The TCW Group, Inc. -- Executive
                       Vice President; Trust Company of the West -- Director &
                       Executive Vice President; TCW Asset Management
                       Company -- Director & Executive Vice President; TCW
                       Convertible Securities Portfolio, Inc. -- Senior Vice
                       President; TCW Galileo Portfolios, Inc. -- Director &
                       President
 Michael E. Cahill     TCW Investment Management Company -- Managing Director,
 1991 -- Present       General Counsel & Secretary; The TCW Group, Inc. -- Managing
                       Director, General Counsel and Secretary; Trust Company of
                       the West -- Managing Director, General Counsel & Secretary;
                       TCW Asset Management Company -- Director, Managing Director,
                       General Counsel & Secretary; TCW Convertible Securities
                       Portfolio, Inc. -- General Counsel & Assistant Secretary;
                       TCW Galileo Portfolios, Inc. -- Senior Vice President,
                       General Counsel & Assistant Secretary; Apex Mortgage
                       Capital, Inc., Secretary
 David S. DeVito       TCW Investment Management Company -- Managing Director,
 1993 -- Present       Chief Financial Officer & Assistant Secretary; The TCW
                       Group, Inc. -- Managing Director, Chief Financial Officer &
                       Assistant Secretary; Trust Company of the West -- Managing
                       Director, Chief Financial Officer & Assistant Secretary; TCW
                       Asset Management Company -- Managing Director, Chief
                       Financial Officer & Assistant Secretary; Apex Mortgage
                       Capital, Inc. -- Controller
 Thomas E. Larkin,     TCW Investment Management Company -- Director and Vice
 Jr.                   Chairman; The TCW Group, Inc. -- Director & Vice Chairman;
 1977 -- Present       Trust Company of the West -- Director & Vice Chairman; TCW
                       Asset Management Company -- Director & Vice Chairman; TCW
                       Convertible Securities Portfolio, Inc. -- Senior Vice
                       President; TCW Galileo Portfolios, Inc. -- Director & Vice
                       Chairman

 NAME
 LENGTH OF SERVICE                  POSITION AND PRINCIPAL OCCUPATION
 Hilary G.D. Lord      TCW Investment Management Company -- Managing Director,
 1987 -- Present       Chief Compliance Officer & Assistant Secretary; The TCW
                       Group, Inc. -- Managing Director, Chief Compliance Officer &
                       Assistant Secretary; Trust Company of the West -- Managing
                       Director, Chief Compliance Officer; TCW Asset Management
                       Company -- Managing Director & Chief Compliance Officer; TCW
                       Convertible Securities Portfolio, Inc. -- Senior Vice
                       President & Assistant Secretary; TCW Galileo Portfolios,
                       Inc. -- Assistant Secretary Galileo Portfolios,
                       Inc. -- Director & Vice Chairman
 William C. Sonneborn  TCW Investment Management Company -- Executive Vice
 1998 -- Present       President & Assistant Secretary; The TCW Group,
                       Inc. -- Executive Vice President & Assistant Secretary;
                       Trust Company of the West -- Executive Vice President &
                       Assistant Secretary; TCW Asset Management
                       Company -- Executive Vice President & Assistant Secretary
 Marc I. Stern         TCW Investment Management Company -- Director, Chairman; The
 1992 -- Present       TCW Group, Inc. -- Director, President; Trust Company of the
                       West -- Director & Vice Chairman; TCW Asset Management
                       Company -- Vice Chairman & President; Apex Mortgage Capital,
                       Inc. -- Director, Chairman of the Board; TCW Galileo
                       Portfolios, Inc. -- Director, Chairman; Qualcomm,
                       Incorporated -- Director

OTHER INVESTMENT COMPANY CLIENTS

     TCW also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at March 31, 2001.

     With respect to the TCW Galileo Portfolios, TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Portfolio's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable Portfolios as calculated by Lipper Inc.

                                                                         APPROXIMATE
                                                                          ASSETS (IN
                                                                        MILLIONS AS OF
       NAME OF PORTFOLIO                 ADVISORY FEE RATE                 3/31/01)
 TCW GALILEO
 PORTFOLIOS
 Aggressive Growth                 Annual rate of 1% of average             $  129
 Equities Portfolio                daily net assets
 Convertible Securities            Annual rate of 0.75% of                  $   56
 Portfolio                         average daily net assets
 Flexible Income Portfolio         Annual rate of 0.75% of                  $  1.8
                                   average daily net assets

                                                                         APPROXIMATE
                                                                          ASSETS (IN
                                                                        MILLIONS AS OF
       NAME OF PORTFOLIO                 ADVISORY FEE RATE                 3/31/01)
 Focused Large Cap Value           Annual rate of 0.65% of                  $    1
 Portfolio                         average daily net assets
 Growth Insights Portfolio         Annual rate of 0.90% of                  $  1.1
                                   average daily net assets
 Health Sciences Portfolio         Annual rate of 0.90% of                  $  0.3
                                   average daily net assets
 Earnings Momentum Portfolio       Annual rate of 1% of average             $    9
                                   daily net assets
 Large Cap Growth Portfolio        Annual rate of 0.55% of                  $ 13.3
                                   average daily net assets
 Large Cap Value Portfolio         Annual rate of 0.55% of                  $  132
                                   average daily net assets
 Select Equities Portfolio         Annual rate of 0.75% of                  $  711
                                   average daily net assets
 Small Cap Growth Portfolio        Annual rate of 1% of average             $  237
                                   daily net assets
 Small Cap Value Portfolio         Annual rate of 1% of average             $    1
                                   daily net assets
 Technology Portfolio              Annual rate of 1% of average             $  0.6
                                   daily net assets
 Value Opportunities Portfolio     Annual rate of 0.80% of                  $117.6
                                   average daily net assets
 Core Fixed Income Portfolio       Annual rate of 0.40% of                  $ 75.5
                                   average daily net assets
 High Yield Bond Portfolio         Annual rate of 0.75% of                  $254.4
                                   average daily net assets
 Money Market Portfolio            Annual rate of 0.25% of                  $  250
                                   average daily net assets
 Mortgage-Backed Securities        Annual rate of 0.50% of                  $   63
 Portfolio                         average daily net assets*
 Total Return Mortgage-Backed      Annual rate of 0.50% of                  $ 87.3
 Securities Portfolio              average daily net assets
 Asia Pacific Equities             Annual rate of 1% of average             $   10
 Portfolio                         daily net assets

                                                                         APPROXIMATE
                                                                          ASSETS (IN
                                                                        MILLIONS AS OF
       NAME OF PORTFOLIO                 ADVISORY FEE RATE                 3/31/01)
 Emerging Markets Equities         Annual rate of 1% of average             $   30
 Portfolio                         daily net assets
 Emerging Markets Income           Annual rate of 0.75% of                  $   49
 Portfolio                         average daily net assets
 European Equities Portfolio       Annual rate of 0.75% of                  $ 26.2
                                   average daily net assets
 Japanese Equities Portfolio       Annual rate of 0.75% of                  $   12
                                   average daily net assets
 Latin America Equities            Annual rate of 1.00% of                  $    2
 Portfolio                         average daily net assets
 Select International Equities     Annual rate of 0.75% of                  $   39
 Portfolio                         average daily net assets
 TCW CONVERTIBLE SECURITIES        0.75% of average weekly net              $306.8
 PORTFOLIO, INC. (NYSE: CVT)       assets of the first $100
                                   million; 0.50% of average net
                                   assets in excess of $100
                                   million
 SUBADVISED PORTFOLIOS
 Allmerica Investment Trust --     0.85% of the average daily net           $ 28.3
 Select Strategic Growth           assets not exceeding $100
 Portfolio                         million; and 0.75% on assets
                                   exceeding $100 million.
 Consulting Group Capital          0.40% of the average daily net           $415.0
 Markets Portfolios -- Large       assets not exceeding $500
 Capitalization Growth             million; and 0.35% on assets
 Investments                       exceeding $500 million.
 Enterprise Accumulation           0.40% of the average daily net           $366.3
 Trust -- Equity Portfolio         assets not exceeding $1
                                   billion; and 0.30% on assets
                                   exceeding $1 billion.
 Frank Russell Investment          0.45% of average daily net               $  8.6
 Company -- Select Growth          assets.
 Portfolio
 The Glenmeade Portfolio,          0.60% of average daily net               $ 49.6
 Inc. -- Small Capitalization      assets.
 Growth Portfolio

                                                                         APPROXIMATE
                                                                          ASSETS (IN
                                                                        MILLIONS AS OF
       NAME OF PORTFOLIO                 ADVISORY FEE RATE                 3/31/01)
 Liberty All-Star Equity           0.40% of the average weekly              $215.6
 Portfolio (closed-end)            net assets up to $400 million;
                                   0.36% of the average weekly
                                   net assets of the next $400
                                   million; 0.324% of the average
                                   weekly assets of the next $400
                                   million; and 0.292%
                                   thereafter.
 Liberty All-Star Equity           0.30% of average daily net               $ 12.5
 Portfolio -- Variable Series      assets.
 Liberty All-Star Growth           0.40% of average weekly net              $ 39.0
 Portfolio, Inc. (closed-end)      assets up to $300 million;
                                   0.36% thereafter
 MSDW Mid-Cap Equity Trust         0.75% of the average daily net           $938.8
                                   assets not exceeding $500
                                   million; 0.725% of next $1.5
                                   billion; 0.70% of next $1
                                   billion; and 0.675% of average
                                   daily net assets exceeding $3
                                   billion. TCW receives 40% of
                                   above.
 MSDW North American Government    0.65% of average daily assets            $ 97.4
 Income Trust                      not exceeding $500 million;
                                   0.60% on assets exceeding $500
                                   million. TCW receives 40% of
                                   above.
 MSDW Small Cap Growth             1.00% of average daily assets            $444.2
 Portfolio                         not exceeding $1.5 billion;
                                   and 0.95% thereafter. TCW
                                   receives 40% of above.
 MSDW Total Return Trust           0.75% of average daily net               $664.4
                                   assets not exceeding $500
                                   million; and 0.725%
                                   thereafter. TCW receives 40%
                                   of above.
 MSDW Select Dimensions            1.25% of average daily net               $ 11.5
 Investment Series -- The          assets. TCW receives 40% of
 Emerging Markets Portfolio        above.
 MSDW Select Dimensions            0.625% of average daily net              $ 73.0
 Investment Series -- The Mid-     assets not exceeding $500
 Cap Growth Portfolio              million; and 0.60% thereafter.
                                   TCW receives 40% of above.

                                                                         APPROXIMATE
                                                                          ASSETS (IN
                                                                        MILLIONS AS OF
       NAME OF PORTFOLIO                 ADVISORY FEE RATE                 3/31/01)
 MSDW Select Dimensions            0.65% of average daily net               $  6.9
 Investment Series -- The North    assets. TCW receives 40% of
 American Government Securities    above.
 Portfolio
 TCW/DW Term Trust 2002            0.26% of average weekly net              $395.9
 (closed-end)                      assets.
 TCW/DW Term Trust 2003            0.26% of average weekly net              $855.5
 (closed-end)                      assets.
 Touchstone Strategic Trust --     0.50% of average daily net               $    0*
 Emerging Growth Portfolio         assets.
 Touchstone Variable Series        0.50% of average daily net               $    0*
 Trust -- Emerging Growth          assets.
 Portfolio
 Vantagepoint                      0.70% of average daily net               $667.6
 Portfolios -- Growth Stock        assets on first $25 million;
 Portfolio                         0.50% on next $25 million;
                                   0.45% of next $50 million;
                                   0.40% of next $400 million;
                                   and 0.35% thereafter.
 Vantagepoint Portfolios --        0.73% of average daily net               $217.9
 Aggressive Opportunities          assets on first $100 million;
 Portfolio                         0.69% on next $100 million;
                                   and 0.67% thereafter.

 * TCW has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.
** Management did not commence until May 1, 2001.

TCW BROKERAGE POLICIES

     TCW is not affiliated with any brokers and therefore no brokerage commissions have been paid to an affiliated broker of TCW.

     In selecting broker-dealers, TCW seeks to obtain the best execution, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a large order. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable TCW to effect orderly sales for the Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, TCW may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker-dealer would have charged if TCW first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. TCW may select broker-dealers in which other of its clients or clients of its affiliates, and indirectly TCW or its affiliates, have some financial interest.

     Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. Research services also includes advice from broker-dealers as to the value of securities; availability of securities, buyers and sellers; recommendations as to purchase and sale of individual securities and timing of said transactions.

     Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices that include underwriting fees.

     TCW maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services that TCW believes are useful. When TCW receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by TCW, the portion attributable to research may be paid through brokerage commissions.

     Research services furnished by broker-dealers may be used in services for any or all of the clients of TCW, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

     Usually in the placement of unregistered securities, the issuer or other seller of the securities pays all costs of the placement including the fee of any broker-dealer involved. The Fund attempts to make all of its investments in unregistered securities on this basis. The Fund may pay commissions or underwriting discounts in connection with its sale of unregistered securities in privately negotiated transactions or in underwritten public offerings.

     When the Fund and one or more of the other advisory accounts managed by TCW or its affiliates seek to acquire, or to sell, the same security at the same time, available investments or opportunities for sales will be allocated in a manner that TCW believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

                                                                       EXHIBIT B

                                  EQUITY FUND
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 9th day of May, 2001, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and TCW Investment Management Company, a California corporation, (hereinafter referred to as the "Fund Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.

     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Equity Fund of the Fund (the "Equity Fund") securities investment advisory services for the Equity Fund.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Equity Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Fund Manager shall furnish the Equity Fund advice with respect to the investment and reinvestment of the assets of the Equity Fund, or such portion of the assets of the Equity Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Equity Fund which are set forth in the Fund's most recent Registration Statement.

          (3) The Fund Manager shall perform a monthly reconciliation of the Equity Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.

          (6)(a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.033 of 1% of the average of the daily closing net asset value of the Equity Fund managed by the Fund Manager during such month (that is, 0.40 of 1% per year) for the first $100,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Equity Fund during such month (that is, 0.30 of 1% per year) for assets under management over $100,000,000.

          (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Equity Fund shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Equity Fund shares.

          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Equity Fund or the Adviser or to any shareholder or shareholders of the Fund, the Equity Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

          (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Equity Fund from taking, at any time, a short position in any shares of any holdings of the Equity Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Equity Fund transactions insofar as such transactions may relate to the Fund Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Equity Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Equity Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Equity Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Equity Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Equity Fund, the Adviser, or the Fund

     Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until May 9, 2002, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:   TCW Investment Management Company
                       865 South Figueroa Street
                       Suite 1800
                       Los Angeles, California 90017
by the Adviser:        Enterprise Capital Management, Inc.
                       3343 Peachtree Road, N.E., Suite 450
                       Atlanta, GA 30326-1022
by the Fund:           The Enterprise Group of Funds, Inc.
                       c/o Enterprise Capital Management, Inc.
                       3343 Peachtree Road, N.E., Suite 450
                       Atlanta, GA 30326-1022

or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Equity Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

                                                             THE ENTERPRISE GROUP OF FUNDS,
                                                             INC.

            ATTEST: /s/ CATHERINE R. MCCLELLAN                         By: /s/ VICTOR UGOLYN
     ------------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                    and Chief Executive Officer

                                                             ENTERPRISE CAPITAL MANAGEMENT,
                                                             INC.

            ATTEST: /s/ CATHERINE R. MCCLELLAN                         By: /s/ VICTOR UGOLYN
     ------------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                    and Chief Executive Officer

                                                             TCW INVESTMENT MANAGEMENT
                                                             COMPANY

                ATTEST: /s/ PHILIP K. HOLL                           By: /s/ ALVIN R. ALBE, JR
     ------------------------------------------------        ------------------------------------------
               Title: Senior Vice President                           Name: Alvin R. Albe, Jr.
                                                                          Title: President

                                                                       EXHIBIT C

                           GOVERNMENT SECURITIES FUND
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

     THIS AGREEMENT, made this 9th day of May 2001, is among The Enterprise Group of Funds, Inc. (the "Fund"), Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and TCW Investment Management Company, a California corporation (hereinafter referred to as the "Fund Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of September 14, 1987, with The Enterprise Group of Funds, Inc., a Maryland corporation. Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds of the Fund.

     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Government Securities Fund of the Fund securities investment advisory services for the Government Securities Fund.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Government Securities Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Fund Manager shall furnish the Fund advice with respect to the investment and reinvestment of the assets of the Government Securities Fund, or such portion of the assets of the Government Securities Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Government Securities Fund which are in the Fund's most recent Registration Statement.

          (3) The Fund Manager shall perform a monthly reconciliation of the Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.

          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Government Securities Fund.

          (6)(a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to .0250 of 1% of the average of the daily closing net asset values of the Government Securities Fund managed by the Fund Manager during such month (that is, .30 of 1% per year) for the first FIFTY-MILLION DOLLARS ($50,000,000.00) under management, and a sum equal to .0208 of 1% of the average of the daily closing net asset values of the Government Securities Fund thereafter in excess of FIFTY-MILLION DOLLARS ($50,000,000.00), managed by the Fund Manager during such month (that is, .25 of 1% per year).

          (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Government Securities Fund shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Government Securities Fund shares.

          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Government Securities Fund or the Adviser or to any shareholder or shareholders of the Fund, the Government Securities Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

          (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Government Securities Fund from taking, at any time, a short position in any shares of any Portfolio of the Fund. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Government Securities Fund transactions insofar as such transactions may relate to the Fund Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Government Securities Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Government Securities Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Government Securities Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Government Securities Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Portfolio, the Adviser or the Fund Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

          (11) The Fund may terminate this Agreement by thirty days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until May 9, 2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:   TCW Investment Management Company
                       865 South Figueroa Street
                       Suite 1800
                       Los Angeles, CA 90017
by the Adviser:        Enterprise Capital Management, Inc.
                       3343 Peachtree Road, N.E., Suite 450
                       Atlanta, GA 30326-1022
by the Fund:           The Enterprise Group of Funds, Inc.
                       c/o Enterprise Capital Management, Inc.
                       3343 Peachtree Road, N.E., Suite 450
                       Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Government Securities Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

                                                             THE ENTERPRISE GROUP OF FUNDS,
                                                             INC.

            ATTEST: /s/ CATHERINE R. MCCLELLAN                         By: /s/ VICTOR UGOLYN
     ------------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                    and Chief Executive Officer

                                                             ENTERPRISE CAPITAL MANAGEMENT,
                                                             INC.

            ATTEST: /s/ CATHERINE R. MCCLELLAN                         By: /s/ VICTOR UGOLYN
     ------------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                    and Chief Executive Officer

                                                             TCW INVESTMENT MANAGEMENT
                                                             COMPANY

                ATTEST: /s/ PHILIP K. HOLL                           By: /s/ ALVIN R. ALBE, JR.
     ------------------------------------------------        ------------------------------------------
                      Asst. Secretary                                 Name: Alvin R. Albe, Jr.
                                                                          Title: President

                                                             Enterprise Envelope